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                                                                   EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the use, in the registration statement on Form SB-2 of International Scripophily Exchange, of our report dated April 10, 2003 on our audit of the financial statements of International Scripophily Exchange and the reference to us under the caption "Experts".

/S/ Baron Accountancy Corporation
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Baron Accountancy Corporation
Newport Beach, California
February 13, 2004